UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): February 21, 2008

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2008, Comverge, Inc., through its subsidiary, Public Energy Solutions, entered into a demand side management energy efficiency contract (the "Agreement") with Con Edison aimed at reducing base load energy requirements of commercial customers of Con Edison in Lower Manhattan.

Pursuant to the terms of the Agreement, Comverge will furnish and install demand side management measures, devices and equipment ("DSM Measures") that will reduce the need for additional electric capacity and/or defer certain capital investment in transmission and distribution system load relief in designated Con Edison electric networks. Comverge will implement various DSM Measures at certain of Con Edison's customers' locations within the applicable electric networks, which are intended to reduce electrical load used by these Con Edison customers during the on-peak portions of the summer peak periods.

Con Edison will pay Comverge to deliver an agreed upon amount of electricity reduction achieved by the implementation of the DSM Measures. In the event Comverge is unable to deliver the agreed upon amount, Con Edison may be authorized under the Agreement to access funds made available by Comverge under letters of credit required by the Agreement. The Agreement expires in February 2013, and includes indemnification obligations of Comverge during the term of the Agreement.

A copy of the Agreement will be included in a subsequent filing.

Item 7.01 Regulation FD Disclosures

On February 25, 2008, Comverge issued a press release announcing that its subsidiary, Public Energy Solutions, has been awarded a demand side management energy efficiency contract with Con Edison aimed at reducing base load energy requirements of commercial customers of Con Edison in Lower Manhattan. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Other Exhibits

Exhibit No.	Description
99.1	Press release, dated February 25, 2008 (furnished herewith)

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance, including projected reductions in overall energy consumption by utility customers as a result of Comverge's efforts over the life of the contract described above or anticipated revenues to be recognized by Comverge. Those statements involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving its products, their development and distribution, economic and competitive factors and the company's key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and other of Comverge's filings with the Securities and Exchange Commission. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/ Michael Picchi

Name: Michael Picchi

Title: Chief Financial Officer

Dated: February 27, 2008

EXHIBIT INDEX
Exhibit Number	Description of Exhibit

99.1 Press release, dated February 25, 2008 (furnished herewith)